Exhibit 10(k)(k)
EXECUTION VERSION

AMENDMENT NO. 1 dated as of March 1, 2019 (this “Amendment”), to the SECOND AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT dated as of April 2, 2014, as amended and restated as of November 1, 2015, as further amended and restated as of March 30, 2018 (as previously amended, the “Credit Agreement”), among HP INC. (the “Borrower”), the Lenders from time to time party thereto (the “Lenders”), CITIBANK, N.A., as Administrative Processing Agent and Co-Administrative Agent (in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as Co- Administrative Agent.
WI T N E S S E T H:
WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; and
WHEREAS the Borrower has requested that the Lenders amend provisions of the Credit Agreement to, among other things, remove the covenant limiting Sale and Leaseback Transactions therein, and the Lenders are willing to so amend the Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I.
Amendments
Section 1.01    Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Credit Agreement.
Section 1.02    Amendments of the Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by:
(i)deleting the definitions of “Attributable Debt” and “Sale and Leaseback Transaction” appearing therein; and
(ii)deleting the words “, including for purposes of determining “Attributable Debt”” from the definition of “Capital Lease Obligations” appearing therein.
(b)Section 6.01 of the Credit Agreement is hereby amended by:
(i)deleting the words “or Attributable Debt” from the first sentence thereof;
(ii)amending and restating clause (g) thereof as follows: “(g) other Indebtedness of Subsidiaries; provided that the sum, without duplication, of (i) the aggregate outstanding principal amount of Indebtedness permitted by this clause (g) plus (ii) the aggregate outstanding principal amount of Indebtedness and other obligations secured by Liens permitted by Section 6.02(g) shall not exceed at any time the greater of $700,000,000 and 12.5% of Consolidated Net Tangible Assets as of the most recent fiscal quarter end for which financial statements of the Borrower have been delivered pursuant to Section 5.01(a) or (b);”; and
(iii)deleting the words “or Attributable Debt” appearing in clause (h).
(c)Section 6.02 of the Credit Agreement is hereby amended by:
(i)amending and restating clause (g) thereof as follows: (g) other Liens securing Indebtedness or other obligations of the Borrower or any Subsidiary; provided that the sum, without duplication, at any time of (i) the aggregate outstanding principal amount of Indebtedness and other obligations secured by Liens permitted by this clause (g) plus (ii) the aggregate outstanding principal amount of Indebtedness of Subsidiaries permitted by Section 6.01(g) shall not exceed at any one time the greater of $700,000,000 and 12.5% of Consolidated Net Tangible Assets as of the most recent fiscal quarter end for which financial statements of the Borrower have been delivered pursuant to Section 5.01(a) or (b); and”; and
(ii)deleting the words “or Attributable Debt” from the proviso in clause (h).
(d)Section 6.03 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows: “Section 6.03. [Intentionally Omitted.]” and in connection therewith the table of contents shall be amended to include a reference to “Section 6.03. [Intentionally Omitted.]”
SECTION 1.03. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and to each of the Lenders, as of the First Amendment Execution Date, that:
(a)    The execution and delivery by the Borrower of this Amendment and the performance of its obligations under the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct on and as of the First Amendment Execution Date.
(c)    On and as of the First Amendment Execution Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 1.04. Amendment Effectiveness. The Amendment shall become effective as of February 1, 2019, on the first date (the “First Amendment Execution Date”) on which the Administrative Agent (or its counsel) shall have received from (a) the Borrower, (b) Lenders that constitute at least the Required Lenders, and (c) the Administrative Agent, either (x) counterparts of this Amendment (which may include telecopy, portable document format or other electronic transmission of a signed signature page of this Amendment) signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent that such party has signed a counterpart of this Amendment.
The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Execution Date and such notice shall be conclusive and binding.

ARTICLE II.
Miscellaneous
SECTION 2.01. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances.
(b)    On and after the First Amendment Execution Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.02. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The provisions of Section 9.09 and Section 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
SECTION 2.03.     Fees and Expenses. Without limiting the Borrower’s obligations under the Credit Agreement, the Borrower agrees to reimburse the Administrative Processing Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel (such fees, charges and disbursements not to include allocated costs of internal counsel) for the Administrative Processing Agent; provided, however, that only one outside counsel may act on behalf of the Administrative Processing Agent in connection with the preparation of this Amendment.
SECTION 2.04.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.
SECTION 2.05.     Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.
HP INC.,
by
______________________________
Name:    Zac J. Nesper
Title:    Treasurer
CITIBANK, N.A., individually and as Administrative Processing Agent and Co Administrative Agent,
by
______________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
individually and as Co-Administrative Agent,
by
______________________________
Name:
Title:

[LENDER],
by
______________________________
Name:
Title:
[by
______________________________
Name:
Title:]
*for Lenders requiring a second signature block